EXHIBIT 32.1


                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                                PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge, the Interim Report of eWorldMedia Holdings, Inc. on Form 10-QSB for the three month period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Interim Report fairly presents in all material respects the financial condition and results of operations of eWorldMedia Holdings, Inc..

                              By /s/ Ronald C. Touchard
                              ------------------------------------
                              Ronald C. Touchard, Chief Executive Officer



A signed original of this written statement required by Section 906 has been provided to eWorldMedia Holdings, Inc. and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.